Exhibit 10.13

                          ELEPHANT & CASTLE GROUP, INC.
                                 Lease Abstract


1.       PROJECT:              White Avenue, Edmonton, Canada

2.       TENANT:               Elephant & Castle Group, Inc.

3.       STORE AREA:           6133 s.f.

4.       TRADE NAME:           Rainforest Cafe

5.       USE:                  For the operation of a traditional Elephant &
                               Castle pub restaurant.

6.       TERM:                 15 years

7.       TERM START
           DATE:               October 1, 1997

8.       TERM EXPIRY
           DATE:               September 30, 2012

9.       EXTENSION             First Extension Term:  5 years
           PERIODS:            Second Extension Term:  5 years

10.      GROSS RENT:           Can $71,508 increased to Can $112,676

11.      PERCENTAGE            6.85% of Gross Revenue, less Annual Minimum
         RENT:                 Rent

12.      PREPAID RENT:         Can. $20,000

13.      SECURITY
         DEPOSIT:              Nil

14.      ADDITIONAL            Occupancy costs plus various other taxes
           COSTS:              defined in the Lease.

15.      INDUCEMENTS:          Can. $86.660 paid to Lessee.

16.      LANDLORD ADDRESS:     36675 Alberta Ltd.
                               10835-107 Avenue
                               Edmonton, Alberta
                               Canada

17.      GUARANTOR:            None

18.      PROPERTY MANAGER:     Vic Management Inc.